VAN KAMPEN TAX EXEMPT TRUST,
on behalf of its series,
VAN KAMPEN HIGH YIELD MUNICIPAL FUND

Supplement dated January 28, 2009 to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated March 31, 2008,
as previously supplemented on November 20, 2008,
September 26, 2008, August 15, 2008 and May 5, 2008
and the
Class I Shares Prospectus
dated March 31, 2008,
as previously supplemented on August 15, 2008 and May 5, 2008

The Prospectus is hereby supplemented as follows:

The third paragraph of the section entitled “Investment Advisory Services — Portfolio management” is hereby deleted in its entirety and replaced with the following:

All team members are responsible for the execution of the overall strategy of the Fund.

RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

HYMSPT2 1/09